                                                                      EXHIBIT 14

                                POWER OF ATTORNEY


First SAFECO National Life Insurance Company of New York, a New York Corporation, (the "Company") and each of its undersigned officers and directors, hereby nominate and appoint Boh A. Dickey and Richard E. Zunker (with full power to each of them to act alone) his true and lawful attorney-in-fact and agent, for him and in his name and place in any and all capacities, to execute and sign all amendments to the Registration Statement of First SAFECO Separate Account S on Form N-4 (hereinafter the "Separate Account") under the Securities Act of 1933 and the Investment Company Act of 1940, and to file with the Securities and Exchange Commission and any other regulatory authority having jurisdiction over the offer and sale of the variable insurance products issued from the Separate Account, such amendments and any supplements thereto, as well as any and all exhibits and other documents necessary or desirable to such amendment or supplement process, granting to such attorneys and each of them, full power and authority to do and perform each and every act necessary and/or appropriate as fully and with all intents and purposes as the Company itself and the undersigned officers and directors themselves might or could do.

IN WITNESS WHEREOF, FIRST SAFECO NATIONAL LIFE INSURANCE COMPANY OF NEW YORK has caused this power of attorney to be executed in its full name and by its President and attested by its Secretary, and the undersigned officers and directors have each executed such power of attorney in counterparts, as of the ____ day of ________, 1997.

                                   FIRST SAFECO NATIONAL LIFE INSURANCE
                                   COMPANY OF NEW YORK

                                   By: /s/ Richard E. Zunker
                                       ---------------------
                                       Richard E. Zunker, President

ATTEST:

/s/ R. A. Pierson
-----------------
Rod A. Pierson, Secretary

                       (Signatures Continued on Next Page)
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NAME                                   TITLE

/s/ Richard E. Zunker                  Director and President
---------------------                  (Principal Executive Officer)
Richard E. Zunker

/s/ James T. Flynn                     Director, Vice President, Controller and
------------------                     Assistant Secretary
James T. Flynn                         (Principal Accounting Officer)

/s/ Rod A. Pierson                     Director, Senior Vice President
------------------                     and Secretary
Rod A. Pierson

/s/ Kenneth N. Berk                    Director
-------------------
Kenneth N. Berk

/s/ Boh A. Dickey                      Director
-----------------
Boh A. Dickey

/s/ Barbara J. Dingfield               Director
------------------------
Barbara J. Dingfield

/s/ Richard W. Hubbard                 Director
----------------------
Richard W. Hubbard

/s/ Peter K. Ledwith                   Director
--------------------
Peter K. Ledwith

/s/ Richard W. Lundgren                Director
-----------------------
Richard W. Lundgren

/s/ Larry L. Pinnt                     Director
------------------
Larry L. Pinnt

/s/ Terence M. Quinlan                 Director
----------------------
Terence M. Quinlan

/s/ John W. Schneider                  Director
---------------------
John W. Schneider

/s/ Ronald L. Spaulding                Director
-----------------------
Ronald L. Spaulding